                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential,  for  Use of  the  Commission Only (as  permitted by Rule
         14a-6(e)(2)
     [X] Definitive  Proxy  Statement
     [ ] Definitive   Additional  Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 QC OPTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
     [x]No fee required.
     [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

                 -----------------------------------------------

        2)       Aggregate number of securities to which transaction applies:

                 -----------------------------------------------

        3)       Per  unit  price  or  other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (set  forth the amount on which the filing fee is  calculated  and state how it was determined):

                 -----------------------------------------------

        4)       Proposed maximum aggregate value of transaction:

                 -----------------------------------------------

        5)       Total fee paid:

                 -----------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if  any part of the fee is offset as provided by Exchange Act
         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement number, or the Form or Schedule and the date of its filing:

                  1) Amount previously paid:
                  2) Form, Schedule or Registration Statement No:
                  3) Filing party:
                  4) Date Filed:

                                           QC OPTICS, INC.
                                           46 Jonspin Road
                                   Wilmington, Massachusetts 01887

                                  ---------------------------------

                              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  ---------------------------------
TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual  Meeting of  Stockholders  of QC OPTICS,  INC.  (the
"Company"),  a Delaware corporation,  will be held on Thursday,  June 14, 2001, at 10:00 a.m. at the
Holiday Inn Tewksbury/Andover, Four Highwood Drive, Tewksbury, Massachusetts 01876 for the following purposes:

         1.    To elect one (1) member of the Board of Directors for a three year term;

         2.    To ratify and confirm the selection of Cayer Prescott Clune & Chatellier,  LLP as independent  auditors  for the Company for the fiscal year ending  December 31, 2001;
               and

         3.    To  consider  and act upon any  matters  incidental  to the  foregoing  and any other matters  that may  properly  come  before the Annual  Meeting or any  adjournment  or adjournments thereof.

         The Board of  Directors  has fixed the close of business on April 20,  2001,  as the record date for the determination of stockholders  entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

                                                              By Order of the Board of Directors

                                                              Marguerite J. Hill
                                                              Secretary
Wilmington, Massachusetts
April 30, 2001

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                                              IMPORTANT

Whether  or not you expect to attend in person,  we urge you to sign,  date and return the  enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting.
Promptly  signing,  dating and returning the proxy will save the Company the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the
United States is enclosed for that  purpose.  Sending in your proxy will not prevent you from voting your stock at the Annual  Meeting if you desire to do so, as your proxy is revocable at your option.

----------------------------------------------------------------------------------------------------

                                           QC OPTICS, INC.
                                           46 Jonspin Road
                                   Wilmington, Massachusetts 01887

                                           PROXY STATEMENT

                                           April 30, 2001

         The  enclosed  proxy is  solicited  by the  Board of  Directors  of QC  Optics,  Inc.  (the
"Company"),  a Delaware  corporation,  for use at the Annual  Meeting of  Stockholders  (the "Annual
Meeting") to be held on Thursday,  June 14, 2001 at 10:00 a.m. at the Holiday Inn Tewksbury/Andover,
Four Highwood Drive, Tewksbury, Massachusetts 01876 and at any adjournment or adjournments thereof.

         Stockholders  of record at the close of business on April 20, 2001 will be entitled to vote at the Annual Meeting or any adjournment  thereof.  On that date,  2,994,888 shares of Common Stock,
$.01 par value per share,  of the Company  (the  "Common  Stock")  were issued and  outstanding  and entitled to vote at the Annual  Meeting.  Each share of Common Stock entitles the holder to one vote with respect to all matters  submitted to  stockholders  at the Annual  Meeting.  There are no other voting securities of the Company.

         The  presence of the holders of a majority of the issued and  outstanding  shares of Common
Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

         The election of directors will be determined by a plurality  vote. The other proposal to be voted upon by the  stockholders  of the Company  requires the vote of a majority of the Common Stock present and voting at the Annual Meeting for passage.  Votes withheld from any nominee,  abstentions and broker  non-votes  (which result when a broker  holding  shares for a beneficial  holder has not received timely voting  instructions  on certain matters from such beneficial  holder and the broker does not have discretionary  voting power on such matters) are counted as present or represented for purposes of determining the presence or absence of a quorum at the Annual  Meeting.  Abstentions and broker non-votes have no effect on whether a proposal has been approved.

         THE  DIRECTORS  AND  OFFICERS  OF THE  COMPANY  AS A GROUP OWN OR MAY BE DEEMED TO  CONTROL
APPROXIMATELY 34.5% OF THE OUTSTANDING SHARES OF COMMON STOCK. EACH OF THE DIRECTORS,  THE NOMINATED
DIRECTOR  AND  OFFICERS,  HAS  INDICATED  HIS  INTENT TO VOTE ALL  SHARES OF COMMON  STOCK  OWNED OR
CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

         Stockholders  may vote in person or by proxy.  Where the stockholder  specifies a choice on the proxy as to how his or her shares are to be voted on a  particular  matter,  the shares  will be voted  accordingly.  If no choice is  specified,  the shares  will be voted FOR the  election of the nominee for director  named herein and FOR the  ratification  of the  appointment  of Cayer Prescott
Clune  &  Chatellier,  LLP as the  Company's  independent  auditors  for the fiscal  year ending
December 31, 2001.  Execution of a proxy will not in any way affect a stockholder's  right to attend the Annual  Meeting and vote in person.  The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed  proxy  bearing a later date than the proxy being  revoked at any time before such proxy is voted,  or by appearing at the Annual  Meeting and voting in person.  The shares  represented by all properly  executed  proxies  received  in time for the  Annual  Meeting  will be voted as  specified therein.

         The Board of Directors knows of no other matter to be presented at the Annual  Meeting.  If any other  matter  should be presented  at the Annual  Meeting upon which a vote may be taken,  such shares  represented  by all proxies  received by the Board of  Directors  will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.  The Board of  Directors  knows of no matter to be acted  upon at the  Annual  Meeting  that would give rise to appraisal rights for dissenting stockholders.

         An annual report containing  audited financial  statements for the years ended December 31,
2000  ("Fiscal  2000") and  December  31,  1999  ("Fiscal  1999") is being  mailed  herewith  to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 30, 2001.

                                           PROPOSAL NO. 1

                                        ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and Bylaws, as amended, provide that the members of the Board of  Directors  (the  "Board")  shall be  classified  as nearly as  possible  into three classes,  each with as nearly as possible  one-third of the members of the Board. A classified board is designed to assure continuity and stability in the Board's leadership and policies. Eric T. Chase is  classified  as a Class I director and shall serve as a director  until the 2002 Annual  Meeting;
Allan Berman is classified as a Class II director and is being  nominated at this Annual  Meeting to serve until the 2004 Annual  Meeting;  and John M. Tarrh is  classified  as a Class III director and shall serve until the 2003 Annual Meeting.

         The  successors to the class of directors  whose terms expire at an Annual Meeting would be elected for a term of office to expire at the third  succeeding  Annual Meeting after their election and until their  successors  have been duly elected by the  stockholders.  Directors  chosen to fill vacancies  on a classified  board shall hold office  until the next  election of the class for which directors shall have been chosen,  and until their successors are duly elected by the  stockholders.
Officers  are elected  by, and serve at the  discretion  of, the Board of  Directors.  No  director, executive officer,  or significant  employee is related by blood,  marriage or adoption to any other director, executive officer, or significant employee.

         Shares  represented by all proxies  received by the Board of Directors and not so marked so as to withhold authority to vote for an individual  director,  will be voted (unless such nominee is unable or unwilling to serve) FOR the election of the nominee named  herein.  The Board of Directors knows of no reason why such nominee  should be  unwilling to serve,  but if such should be the case, proxies will be voted for the election of another  nominee  designated  by the Board of Directors to fill any such vacancy or for fixing the number of directors at a lesser number.

         A plurality  of the shares  voted  affirmatively  or  negatively  at the Annual  Meeting is required to elect the nominee as a director.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. ALLAN BERMAN AS A DIRECTOR,  TO SERVE
A THREE YEAR TERM,  AND  PROXIES  SOLICITED  BY THE BOARD  WILL BE VOTED IN FAVOR  THEREOF  UNLESS A
STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

         The  following  table sets forth the year the nominee  director  and the  directors  of the
Company were first elected as a director and the age,  positions and offices  currently held by each director:

                                                        Year
                                                    First Became
Name                               Age                 Director                     Position
----                               ---             ----------------                 --------

Eric T. Chase                      42                   1986              Chief Executive Officer,
                                                                          President, Chairman of the
                                                                          Board and Founder

Allan Berman*                      70                   1997              Director

John M. Tarrh                      53                   1996              Director

*Nominee for election at this Annual Meeting.

                                                 2

BOARD MEETINGS AND COMMITTEES

         The Board of Directors met three times during Fiscal 2000.  All of the Company's  directors attended  all of the  meetings of the Board of  Directors in Fiscal 2000 during the period for which they were directors.

         The Board of Directors  established both an Audit Committee and  Compensation  Committee on
June 18, 1996. Messrs. Berman and Tarrh serve as members of the Audit Committee. The Audit Committee is concerned  primarily with  recommending the selection of, and reviewing the effectiveness of, the
Company's  independent auditors and reviewing the effectiveness of the Company's accounting policies and  practices,  financial  reporting  and  internal  controls.  The  Audit  Committee  reviews  any transactions  which  involve a potential  conflict of interest  and the scope of  independent  audit coverages,  the fees charged by the independent  auditors and internal  control  systems.  The Audit
Committee met once in Fiscal 2000.

         The  Company  adopted a formal  written  Audit  Committee  charter in June  2000,  which is attached to this proxy statement as Annex A.

         Messrs.  Berman  and  Tarrh  also  serve as  members  of the  Compensation  Committee.  The
Compensation Committee is responsible for setting and administering the policies which govern annual compensation for the Company's executives. The Compensation Committee negotiates and proposes to the
Board of Directors compensation arrangements for officers, other key employees,  certain consultants and directors of the Company.  Following  review and approval by the  Compensation  Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of
Directors for approval. The Compensation Committee met once in Fiscal 2000.

         The Company does not have a standing nominating committee or a committee performing similar functions.

BACKGROUND

         The following is a brief summary of the background of the nominee director and the existing directors of the Company:

         ERIC T. CHASE, CHIEF EXECUTIVE OFFICER,  PRESIDENT,  CHAIRMAN OF THE BOARD AND FOUNDER. Mr.
Chase  co-founded  the Company in July 1986 and served as its Vice  President of Sales and Marketing until May 1990 when he was  elected  President  of the  Company.  In June 1996,  Mr.  Chase was also elected the Chief Executive Officer and Chairman of the Board. He was formerly with GCA Corporation, a semiconductor equipment  manufacturer,  in the position of Staff Scientist and Technical Marketing
Specialist.  Mr. Chase has authored a variety of articles related to inspection equipment. Mr. Chase graduated from the University of California, Irvine with a Bachelor of Science degree in Physics and a Bachelor of Arts degree in Economics.

         ALLAN BERMAN, DIRECTOR. Mr. Berman has served as a director of the Company since June 1997.
Since  March  1972,  Mr.  Berman  has served as  President  of Imtec  Acculine,  Inc.  ("Imtec"),  a
closely-held  California  company  specializing in  semi-conductor  wafer-fabrication  equipment and materials.  Prior to organizing Imtec, Mr. Berman held positions as President and Director of Castle
& Cooke Computer Systems,  Inc., a national data processing  service bureau, and General Manager of the Semiconductor  Materials  Division of Apogee Chemical,  Inc., which division is a supplier of silicone source materials for the semiconductor  industry. Mr. Berman also served as a consultant to the major military  services in the areas of operations  research and systems  analysis.  Mr. Berman received his Bachelor of Arts and Bachelor of Science  degrees at New York  University and completed his basic MBA course work at the University of California, Los Angeles.

         JOHN M. TARRH,  DIRECTOR. Mr. Tarrh has served as a director of the Company since May 1996.
From January 1987 to November 1999, Mr. Tarrh was the Senior Vice President, Chief Financial Officer
and a director of Applied Science and Technology,  Inc.  ("ASTeX"),  a publicly held  corporation he co-founded that  manufactures  products used in semiconductor  manufacturing  and other  electronics applications,  as well as medical and industrial equipment.  In November 1999, Mr. Tarrh assumed the positions of Vice  President  and  Treasurer of ASTeX,  which he resigned  from in January 2001 as a result of the acquisition of ASTeX by MKS Instruments, Inc. Prior to January 1987, Mr. Tarrh was the

                                                 3

Manager of the Mirror Confinement  Division for the Plasma Fusion Center of Massachusetts  Institute
of Technology  ("MIT") where he was responsible  for financial  management,  project  management and administration.  Mr.  Tarrh  also  serves on the  board of BinTel  Systems,  Inc.,  an  early-stage, privately-held  company that develops automated inventory  management hardware and software systems.
Mr. Tarrh earned his Master of Science degree in Electrical Engineering from MIT and his Bachelor of
Science degree in Electrical Engineering from Virginia Polytechnic Institute and State University.

EXECUTIVE OFFICERS

         The executive officers of the Company,  their ages and positions held in the Company are as follows:

NAME                             AGE                               POSITION
----                             ---                               --------

Eric T. Chase                    42                  President, Chief Executive Officer
                                                     and Chairman of the Board of Directors

Abdu Boudour                     48                  Senior Vice President of Customer Operations
                                                     and Assistant Secretary

John R. Freeman                  56                  Vice President of Finance

Marguerite J. Hill               35                  Vice President, General Counsel, Secretary and
                                                     Treasurer

Jay L. Ormsby                    61                  Vice President of Technology

         The  following  is a brief  summary  of the  background  of each  executive  officer of the
Company, other than Mr. Chase, whose background is described above.

         ABDU BOUDOUR,  SENIOR VICE PRESIDENT OF CUSTOMER  OPERATIONS AND ASSISTANT  SECRETARY.  Mr.
Boudour has held various  positions at the Company,  including  Senior  Physicist in the engineering department from April 1987 to February 1994,  where he was responsible for design and development of the  Company's  equipment,  and Far East  Marketing  Manager  for which he was  based in Japan  from
February 1994 to April 1995. In July 1995,  Mr. Boudour  advanced to Director of Engineering  and in
June 1996, he was elected Vice  President of  Engineering.  In January 1998, Mr. Boudour was elected
Senior Vice  President  of Customer  Operations,  and in June 2000,  he was elected as an  Assistant
Secretary.  Prior to joining the Company in April 1987, Mr. Boudour was with PTR Optics,  an optical component  manufacturer.  He earned his  Bachelor  of Science  degree from the  University  of Oran,
Algeria and has a Master of Science degree in Physics from Northeastern University.

         JOHN R.  FREEMAN,  VICE  PRESIDENT  OF FINANCE.  Mr.  Freeman has been the  Company's  Vice
President of Finance since July 2000. He also served as the Company's Vice President of Finance from
June 1996 to August  1998.  Over the past 20 years,  Mr.  Freeman  has been  involved  with  several companies in various roles,  including chief financial  officer and controller.  In 1984, he founded
Freeman  &  Associates,  a consulting  firm that  provides  chief  financial  officer/controller services to small  businesses  and,  through his firm, he serves as the Company's  Vice President of
Finance. Mr. Freeman has a Bachelor of Arts degree in accounting from Duke University.

         MARGUERITE J. HILL,  VICE  PRESIDENT AND GENERAL  COUNSEL.  Ms. Hill has been the Company's
Vice President and General  Counsel since October 1998.  She was elected as the Company's  Secretary and Treasurer in October 1998 and June 2000, respectively. From May 1997 to October 1998, she was an attorney with the law firm of Mintz,  Levin,  Cohn,  Ferris,  Glovsky and Popeo, P.C. From September
1991 to May 1997,  she was an attorney with the law firm of O'Connor,  Broude &  Aronson.  While serving at these firms, Ms. Hill's practice focused on general business  representation,  securities law and  transactional  work  with an  emphasis  on  mergers  and  acquisitions,  public  offerings, financings  and  day-to-day  corporate  matters.  Ms. Hill earned her Bachelor of Science  degree in
Business  Administration  from Merrimack College and her Juris Doctor degree from New England School of Law. She is a member of the American, Massachusetts and Boston Bar Associations.

                                                 4

         JAY L. ORMSBY, VICE PRESIDENT OF TECHNOLOGY AND FOUNDER.  Mr. Ormsby co-founded the Company in July 1986 with Mr. Chase and served as the Company's  Vice  President of  Engineering  until June
1996. In June 1996, he was elected as the Company's  Vice  President of  Technology.  Mr. Ormsby has
over 30 years experience in design, development and marketing of high technology systems. Mr. Ormsby was formerly with GCA Corporation, a company that was a semiconductor equipment manufacturer, in the position of Chief  Engineer,  Technology  Division.  Mr. Ormsby has a Bachelor of Science  degree in
Mechanical  Engineering from the Cooper Union for the Advancement of Science and Art and a Master of
Science degree in Engineering from Northeastern University.

         In July 1996, the Company entered into employment  agreements with Messrs.  Chase,  Boudour
and  Ormsby.   See   "Employment   Contracts,   Termination  of  Employment  and   Change-in-Control
Arrangements."

                                        CERTAIN TRANSACTIONS

         In February 2000, the Company  settled the previously  reported  litigation  with K. Andrew
Bernal.  Mr. Bernal's suit against the Company was dismissed with prejudice,  and the 314,754 shares of Common Stock  beneficially owned by Mr. Bernal were repurchased by the Company and are classified as treasury shares. The settlement did not have a material adverse effect on the Company's financial condition or results of operations.

                                BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of April 20, 2001, the ownership of the Company's Common
Stock by (i) each person who is known by the Company to own of record or  beneficially  more than 5%
of the Company's Common Stock;  (ii) each of the Company's  directors;  (iii) each executive officer named in the Summary  Compensation  Table; and (iv) all directors and executive officers as a group.
Except as otherwise indicated,  the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                                  Number of Shares of Common          Percentage
Beneficial Owner (1)                                  Stock Beneficially Owned           of Class(2)
----------------------                               --------------------------          -----------

QC Optics, Inc. Voting Trust (3)..................            1,032,859                     34.5%

Kobe Steel USA Holdings, Inc. (4).................              594,187                     19.8%

Eric T. Chase (3) (5).............................            1,044,684                     34.7%

Jay L. Ormsby (3) (6).............................              173,072                      5.8%

Abdu Boudour (3) (7)..............................               88,154                      2.9%

Allan Berman (8)..................................               15,000                       *

John M. Tarrh (9).................................               18,750                       *

All Directors and Executive Officers as a group
     (7 people) (3) (5) (6) (7) (8)
     (9) (10).....................................            1,109,646                     36.1%

*        Less than 1%

(1)      The  address  for all of these  individuals,  except  for Kobe  Steel  USA  Holdings,  Inc.
         ("Kobe"),  is c/o QC Optics,  Inc., 46 Jonspin Road,  Wilmington,  Massachusetts 01887. The
         address for Kobe is 535 Madison Avenue, New York, New York 10022.

                                                 5

(2)      The  number  of shares  of  Common  Stock  issued  and  outstanding  on April 20,  2001 was
         2,994,888.  Pursuant to the rules of the  Securities  and  Exchange  Commission,  shares of
         Common Stock which an individual or group has a right to acquire  within 60 days from April
         20, 2001 pursuant to the exercise of options or warrants are deemed to be  outstanding  for the purpose of computing the percentage  ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)      Eric T.  Chase is the sole  voting  trustee  of the QC Optics  Voting  Trust  (the  "Voting
         Trust"). The stockholders  participating in the Voting Trust and the number of their shares subject to the Voting Trust are as follows: Eric T. Chase - 634,517 shares; Jay L. Ormsby -
         162,599 shares;  John R. Freeman - 78,581;  Albert E. Tobey - 78,581 shares; Abdu Boudour -
         78,581 shares.

(4)      Based solely on a Form 4 filed on July 11, 2000, as amended on January 23, 2001.

(5)      Includes  1,032,859  shares  subject  to the Voting  Trust for which Mr.  Chase is the sole voting  trustee and includes 100 shares of Common Stock owned by Mr.  Chase.  Also includes
         (i) 100 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $7.80 per share,  which  expires on October 23, 2001;  (ii) 5,292 shares of Common Stock issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on June 19, 2006; (iii) 5,000 shares of Common Stock upon the exercise of an option at an exercise price of $1.313 per share, which expires on January 21, 2008; and (iv) 1,333 shares of Common Stock  issuable upon the exercise of an option to purchase 4,000 shares of
         Common Stock at an exercise  price of $1.688 per share,  which  expires on June 8, 2010 and vests in three equal installments over a three year period commencing on June 9, 2001.

(6)      Includes  (i) 4,140 shares of Common  Stock  issuable  upon the exercise of an option at an exercise  price of $1.313 per share,  which expires on June 19, 2006;  (ii) 5,000 shares of
         Common Stock  issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on January 21, 2008;  and (iii) 1,333 shares of Common Stock issuable upon the  exercise of an option to  purchase  4,000  shares of Common  Stock at an exercise price  of  $1.688  per  share,  which  expires  on June 8,  2010 and  vests in three  equal installments over a three year period commencing on June 9, 2001.

(7)      Includes  (i) 3,240 shares of Common  Stock  issuable  upon the exercise of an option at an exercise  price of $1.313 per share,  which expires on June 19, 2006;  (ii) 5,000 shares of
         Common Stock  issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on January 21, 2008;  and (iii) 1,333 shares of Common Stock issuable upon the  exercise of an option to  purchase  4,000  shares of Common  Stock at an exercise price  of  $1.688  per  share,  which  expires  on June 8,  2010 and  vests in three  equal installments over a three year period commencing on June 9, 2001.

(8)      Includes  15,000  shares of Common  Stock  issuable  upon the  exercise  of an option at an exercise price of $3.25 per share, which expires on June 10, 2007.

(9)      Includes (i) 15,000  shares of Common Stock  issuable  upon the exercise of an option at an exercise  price of $3.625 per share,  which expires on June 17, 2006; and (ii) 3,750 shares of Common Stock issuable upon the exercise of an option to purchase 15,000 shares of Common
         Stock at an exercise price of $1.75 per share,  which expires on June 11, 2010 and vests in
         16 equal installments over a four year period commencing on July 1, 2000.

(10)     Includes  (i) 6,300 shares of Common  Stock  issuable  upon the exercise of an option at an exercise  price of $6.30 per share,  which  expires on June 19, 2006;  (ii) 3,333 shares of
         Common Stock  issuable  upon the  exercise of an option to purchase  5,000 shares of Common
         Stock at an exercise price of $1.313 per share, which expires on October 15, 2008 and vests in three equal  installments over a three year period commencing on October 16, 1999; (iii)
         1,333 shares of Common  Stock  issuable  upon the  exercise of an option to purchase  4,000 shares of Common Stock at an exercise  price of $1.688 per share,  which expires on June 8,
         2010 and vests in three equal  installments  over a three year period commencing on June 9,
         2001; (iv) 100 shares of Common Stock; and (v) 100 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $7.80 per share, which expires on October 23,
         2001.

                                                 6

                               COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for  services  rendered to the Company for the fiscal years ended  December 31, 2000,  1999 and 1998
("Fiscal 1998") of those persons who were at December 31, 2000: (i) the chief  executive  officer of the Company; and (ii) the Company's two other most highly paid executive officers (collectively, the
"Named Executive Officers").

                                     SUMMARY COMPENSATION TABLE
                                                                         Long-Term
                                                                       Compensation
                                                Annual Compensation       Awards
                                                -------------------       ------
               (a)                     (b)         (c)        (d)         (g)              (i)
                                                                      Securities
                                                                      Underlying        All Other
        Name and Position             Year     Salary (1)    Bonus     Options #    Compensation (2)
        -----------------             ----     ----------    -----    ----------    ----------------

Eric  T.  Chase ...................   2000      $153,000      $-0-         4,000          $-0-
 Chief Executive Officer, President   1999      $153,000      $-0-           -0-         $7,650
 and Chairman of the Board            1998      $153,000      $-0-     10,292(3)         $7,647

Jay L.  Ormsby ....................   2000      $119,500      $-0-         4,000          $-0-
 Vice President of Technology         1999      $119,500      $-0-           -0-         $5,975
                                      1998      $119,500      $-0-      9,140(4)         $5,972

Abdu  Boudour .....................   2000      $110,000      $-0-         4,000          $-0-
 Senior Vice President of             1999      $110,000      $-0-           -0-         $5,500
 Customer Operations                  1998      $110,000      $-0-      8,240(5)         $5,494

(1)      Amounts shown indicate cash  compensation  earned and received by executive  officers.  See
         "Employment  Contracts,  Termination  of  Employment  and Change in Control  Arrangements."
         Executive officers  participate in group health and other benefits  generally  available to all employees of the Company.

(2)      Amounts  shown  represent  the  Company's   matching   contributions   and  profit  sharing
         contributions made under its 401(k) plan on behalf of each named executive officer.

(3)      Includes an option to purchase  5,292  shares of Common  Stock  granted in June 1996.  This option was subsequently repriced during 1998.

(4)      Includes an option to purchase  4,140  shares of Common  Stock  granted in June 1996.  This option was subsequently repriced during 1998.

(5)      Includes an option to purchase  3,240  shares of Common  Stock  granted in June 1996.  This option was subsequently repriced during 1998.

                                                 7

         The following table sets forth information concerning individual grants of stock options to purchase the Company's Common Stock made to Messrs. Chase, Ormsby and Boudour during Fiscal 2000.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)

       (a)                    (b)                  (c)                   (d)                  (e)
                                                % of Total
                           Number of             Options
                          Securities            Granted to
                          Underlying            Employees             Exercise
                            Options             In Fiscal               Price             Expiration
       Name             Granted (#) (1)          Year (2)             ($/Share)              Date
       ----             ---------------          --------             ---------              ----

Eric T. Chase                4,000                10.3%                $1.688              6/8/2010

Jay L. Ormsby                4,000                10.3%                $1.688              6/8/2010

Abdu Boudour                 4,000                10.3%                $1.688              6/8/2010

(1)      Each of these  options to  purchase  Common  Stock was granted on June 9, 2000 and vests in three equal installments over a three-year period commencing June 9, 2001.

(2)      In Fiscal 2000,  options to purchase a total of 39,000  shares of Common Stock were granted to employees of the Company, including executive officers.

         The following table sets forth the value of the Named Executive Officers' outstanding stock options held as of the end of Fiscal 2000. None of the Named Executive  Officers exercised any stock options during Fiscal 2000.

                                    FISCAL YEAR-END OPTION VALUES

                                               Number of Securities
                                              Underlying Unexercised
                                                 Options at Fiscal
                                               Year-End (#)(1)(2)(3)
                                          Exercisable    Unexercisable
                                          -----------    -------------
Eric T. Chase ..........................      8,625          5,667

Jay L. Ormsby ..........................      7,473          5,667

Abdu Boudour ...........................      6,573          5,667

-----------

(1)      See "Summary Compensation Table."

(2)      In-the-Money  options are those  options for which the fair market value of the  underlying
         Common Stock is greater than the exercise price of the option.

(3)      The value of the  unexercised  options is determined by  multiplying  the number of options held by the difference in the fair market value of the Common Stock  underlying the options at the end of Fiscal 2000 (as  determined by the closing  price as reported by AMEX,  which was $.375 per share on December 29, 2000) and the  exercise  price of the options  granted.
         Since the fair market value of the Common Stock at the end of Fiscal 2000 was less than the exercise price of all of the options reported in this table,  none of the options listed in this table are In-The-Money at the end of Fiscal 2000.

                                                 8

COMPENSATION OF DIRECTORS

         During Fiscal 2000,  each of the Company's  non-management  and  non-affiliated  directors,
Messrs. Berman and Tarrh, received a fee of $2,000 per meeting plus out-of-pocket expenses.  Messrs.
Berman and Tarrh each  received  $8,000 in Fiscal  2000.  Mr.  Tarrh  received  an option  under the
Company's  1996 Formula Stock Option Plan (the "Formula  Plan") to purchase  15,000 shares of Common
Stock at an exercise price of $3.625 per share.  These options expire on June 17, 2006 and are fully vested.  Pursuant to the terms of the Formula Plan on June 12, 2000,  Mr. Tarrh was granted  another option to  purchase  15,000  shares of Common  Stock at an exercise  price of $1.75 per share.  This option  vests in 16 equal  installments  over a period of four years.  Mr.  Berman also  received an option under the Company's 1996 Formula Stock Option Plan to purchase  15,000 shares of Common Stock at an exercise price of $3.25 per share. These options expire on June 10, 2007 and are fully vested.
Mr. Berman will be granted  another option to purchase  15,000 shares of Common Stock  following the
Annual Meeting. This option will vest in 16 equal installments over a period of four years.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Effective as of July 1, 1996,  the Company  entered  into  employment  and  non-competition agreements (the  "Agreements")  with each of Eric T. Chase, Jay L. Ormsby and Abdu Boudour.  Eric T.
Chase's and Jay L. Ormsby's  Agreements  currently  provide for annual base salaries of $153,000 and
$119,500, respectively, and expire on June 30, 2001. Abdu Boudour's Agreement currently provides for an annual base salary of $110,000  and expires on December  31,  2001.  The  Agreements  provide for successive  one-year  renewals  after the initial term.  The  Agreements  also provide for vacation, insurance,  participation  in the  Company's  401(k)  plan,  and  certain  other  benefits as may be determined by the  Compensation  Committee or the Company's  Board of Directors.  Each individual is entitled to receive benefits offered to the Company's employees  generally.  Each individual is also entitled to receive severance in the event his employment is terminated by the Company without cause
(the "Severance Benefits"). The Severance Benefits are equal to the individual's current annual base salary in Eric T.  Chase's and Jay L.  Ormsby's  Agreements  and six (6) months of the  individual's current annual base salary in Abdu Boudour's Agreement.

         In the event of a Change in Control in the Company,  each individual will receive severance payments as provided in the Agreements. A Change in Control is defined generally as: the acquisition by an individual,  entity or group of beneficial  ownership of 25% or more of the outstanding shares of Common Stock;  unapproved changes in the Board of Directors;  tender offers to acquire any of the
Common  Stock;  certain  reorganizations,  mergers  or  consolidations;  a complete  or  substantial liquidation or dissolution of the Company; or the sale or disposition of all or substantially all of the assets of the Company.

         In the event of a Change in  Control  during  the term of an  Agreement  or any  renewal or extension thereof and provided the individual remains employed by the Company for a period of twelve months  from the date of the  Change in  Control,  the  individual  will  receive,  at the  one-year anniversary of the Change in Control, a supplemental  amount in a lump sum,  irrespective of whether he  thereafter  actually  terminates  employment  with  the  Company.  The  lump sum is equal to the individual's  annual Base Salary immediately  preceding the Change in Control in Eric T. Chase's and
Jay L. Ormsby's  Agreements and six (6) months of the  individual's  annual Base Salary  immediately preceding the Change in Control in Abdu Boudour's Agreement.  In the event of the actual termination of an  individual's  employment  contemporaneous  with or following a Change in Control,  except (i)
because of the  individual's  death,  (ii) by the Company for cause or disability (as defined in the employment  agreement),  or (iii) by the  individual  other than for good  reason (as defined in the employment  agreement)  the  individual  shall be entitled to receive an amount equal to 299% of the individual's  annual Base Salary immediately  preceding the Change in Control in Eric T. Chase's and
Jay L. Ormsby's Agreements and 150% of the individual's annual Base Salary immediately preceding the
Change in Control in Abdu Boudour's Agreement. Certain additional provisions also apply.

         Each  Agreement  also  contains  non-competition  provisions  for a period of two (2) years following termination, a confidentiality provision and an ownership provision in the Company's favor for techniques, discoveries and inventions arising during the term of employment.

                                                 9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) ("Section 16(a)") of the Securities and Exchange Act of 1934, as amended (the
"Exchange Act"),  requires executive  officers and directors,  and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the Securities and Exchange  Commission
(the "SEC") and any national securities  exchange on which the Company's  securities are registered.
Executive  officers,  directors and greater than ten percent (10%) beneficial owners are required by
SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based  solely on a review of the copies of such forms  furnished to the Company and written representations  from the executive  officers and directors,  the Company  believes that all Section
16(a) filing  requirements  applicable  to its  executive  officers,  directors and greater than ten percent (10%)  beneficial  owners during Fiscal 2000 were complied with,  except that Kobe failed to timely file three Form 4's reporting an aggregate of 44 sale transactions.

                                           PROPOSAL NO. 2

                           ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         The persons named in the enclosed proxy will vote to ratify the selection of Cayer Prescott
Clune &  Chatellier,  LLP as independent  auditors for the fiscal year ending December 31, 2001.
The Board proposes that the stockholders ratify this appointment,  although such ratification is not required  under  Delaware law or the  Company's  Certificate  of  Incorporation  or Bylaws,  each as amended. A representative of Cayer Prescott Clune & Chatellier, LLP is expected to be present at the Annual  Meeting of  stockholders,  and will have the  opportunity to make a statement and answer questions from stockholders if he or she so desires.

         As discussed in the  Company's  Current  Report on Form 8-K filed with the  Securities  and
Exchange  Commission  on January 4, 2001,  the Company and Arthur  Andersen LLP  mutually  agreed to terminate their audit  relationship.  Effective January 2, 2001, Arthur Andersen LLP resigned as the
Company's independent  auditors.  The Board of Directors accepted the resignation of Arthur Andersen
LLP and the Audit Committee approved the selection of the new independent auditors.

         There  were no  disagreements  between  the  Company  and its former  independent  auditors regarding any matters of  accounting  principles or  practices,  financial  statement  disclosure or auditing scope or procedures in connection  with the audit of each of the Company's  fiscal years in the period January 1, 1995 through December 31, 1999 or at any time subsequent  thereto and prior to such  resignation,  which would have caused  Arthur  Andersen  LLP to make  reference to the subject matter of such disagreement in connection with its report.

         The report of Arthur Andersen LLP upon the Company's  financial  statements for each of its fiscal years in the period January 1, 1995 through  December 31, 1999  contained  neither an adverse opinion nor a disclaimer  of opinion nor was such report  qualified  or modified as to  uncertainty, audit scope or accounting principles.

         The  affirmative  vote of a majority of the shares present or  represented  and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent auditors.

         In the event  that the  ratification  of the  appointment  of Cayer  Prescott  Clune  &
Chatellier,  LLP as the independent  auditors for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF
CAYER PRESCOTT CLUNE &  CHATELLIER,  LLP AS INDEPENDENT  AUDITORS,  AND PROXIES SOLICITED BY THE
BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                                 10

                                      VOTING AT ANNUAL MEETING

         The Board of  Directors  has fixed  Tuesday,  April 20,  2001,  as the record  date for the determination of stockholders  entitled to vote at this Annual Meeting.  At the close of business on that date, there were outstanding and entitled to vote 2,994,888 shares of Common Stock.

                                       SOLICITATION OF PROXIES

         The cost of  solicitation  of proxies  will be borne by the  Company.  In  addition  to the solicitation  of proxies by mail,  officers and employees of the Company may solicit in person or by telephone.  The Company may reimburse  brokers or persons  holding  stock in their names,  or in the names of their  nominees,  for their  expenses in sending  proxies and proxy  material to beneficial owners.  Solicitation  of proxies by mail may be  supplemented  by  telephone,  telegram,  telex and personal  solicitation  by the  directors,  officers or  employees  of the  Company.  No  additional compensation will be paid for such solicitation.

                                         REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein,  all proxies  received by the Company will be effective,  notwithstanding any transfer of the shares to which such proxies relate,  unless prior to the Annual Meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares.  The Notice of Revocation must indicate the certificate  number or numbers of the shares to which such  revocation  relates and the aggregate number of shares represented by such certificate(s).

                                        STOCKHOLDER PROPOSALS

         In order to be  included  in  proxy  material  for the  2002  Annual  Meeting,  tentatively scheduled for June 7, 2002, stockholders' proposed resolutions must be received by the Company on or before December 24, 2001. To be considered for presentation at the 2002 Annual Meeting, although not included in the proxy  statement,  proposals  must be received no earlier  than March 8, 2002 and no later than April 9, 2002. The Company  suggests that proponents  submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

                                    ANNUAL REPORT ON FORM 10-KSB

         THE COMPANY IS PROVIDING TO EACH  STOCKHOLDER,  TOGETHER WITH THIS PROXY STATEMENT  WITHOUT
CHARGE,  A COPY OF THE  COMPANY'S  ANNUAL  REPORT ON FORM  10-KSB  (OTHER  THAN  EXHIBITS  THERETO),
INCLUDING THE FINANCIAL  STATEMENTS  FOR THE  COMPANY'S  MOST RECENT FISCAL YEAR ENDED  DECEMBER 31,
2000.

                                                 11

                                            MISCELLANEOUS

         Management  does not know of any other  matters  that may come before this Annual  Meeting.
However,  if any other matters are properly presented to the Annual Meeting,  it is the intention of the persons  named in the  accompanying  proxy to vote, or otherwise  act, in accordance  with their judgment on such matters.

                                                                  By Order of the Board of Directors

                                                                  Marguerite J. Hill
                                                                  Secretary

Wilmington, Massachusetts
April 30, 2001

         MANAGEMENT HOPES THAT THE STOCKHOLDERS  WILL ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU
PLAN TO  ATTEND,  YOU ARE  URGED TO  COMPLETE,  DATE,  SIGN AND  RETURN  THE  ENCLOSED  PROXY IN THE
ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR
COOPERATION  WILL BE  APPRECIATED.  STOCKHOLDERS  WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK
PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                 12

                                                                                             ANNEX A
                                           QC OPTICS, INC.
                                       AUDIT COMMITTEE CHARTER

         The audit committee is a committee of the board of directors.  The audit committee shall be composed of directors who are independent of the management of the company.  Its primary function is to assist  the board in  fulfilling  its  oversight  responsibilities  by  reviewing  the  financial information which will be provided to the shareholders and others,  the systems of internal controls which management and the board of directors have established, and the audit process.

         The audit committee  shall have the authority to retain special legal,  accounting or other consultants  to advise the  committee.  It may request any officer or employee of the company or the company's  outside legal counsel or  independent  auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

         In meeting its responsibilities, the audit committee is expected to:

1.       Recommend to the board of directors the independent auditors to be nominated (which firm is ultimately  accountable to the committee and the board),  approve the  compensation  of the independent  auditors,  and review and approve the discharge of the  independent  auditors.
         Confirm and assure the independence of the independent auditors.

2.       Review with the independent  auditors and financial  management of the company the scope of the  audit  for the  current  year and the  audit  procedures  to be  utilized,  and at the conclusion  thereof  review such audit,  including any comments or  recommendations  of the independent auditors.

3.       Review with the independent  auditors and the company's financial  personnel,  the adequacy and effectiveness of the accounting and financial  controls of the company,  and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments,  transactions or procedures that might be deemed illegal or otherwise improper. Review any transactions that may involve a potential conflict of interest.

4.       Provide an open avenue of  communication  between the Board of  Directors  and  independent auditors and maintain direct access to the independent auditors.

5.       Review the  financial  statements  contained  in the  annual  report to  shareholders  with management  and the  independent  auditors to determine that the  independent  auditors are satisfied with the  disclosure  and content of the financial  statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

6.       Investigate  any matter brought to its attention  within the scope of its duties,  with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

7.       Review and reassess  the  adequacy of this charter  annually and submit it to the board for approval.

         The duties and  responsibilities of the audit committee are in addition to those duties set out for a member of the board of directors.

         While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit  committee to plan or conduct audits or to determine that the company's financial  statements  are  complete  and accurate and are in  accordance  with  generally  accepted accounting principles. This is the responsibility of the management and the independent auditor. The committee is not  responsible  to resolve  disagreements,  if any,  between the  management  and the independent  auditor or to assure  compliance with laws and  regulations  and the company's  written policies.

                                           QC OPTICS, INC.

                THIS PROXY IS BEING SOLICITED BY QC OPTICS, INC.'S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy  Statement  dated April 30, 2001 in connection with the Annual Meeting to be held at 10:00 a.m. on Thursday,  June 14, 2001 at the Holiday Inn  Tewksbury/Andover,  Four Highwood
Drive,  Tewksbury,  Massachusetts 01876 and hereby appoints Abdu Boudour and Eric T. Chase, and each of them (with full power to act alone), the attorneys and proxies of the undersigned,  with power of substitution  to each,  to vote all shares of the Common Stock of QC Optics,  Inc.  (the  "Company")
registered in the name provided  herein which the undersigned is entitled to vote at the 2001 Annual
Meeting of Stockholders,  and at any adjournments thereof, with all the powers the undersigned would have if personally present.  Without limiting the general  authorization  hereby given, said proxies are, and each of them is,  instructed  to vote or act as follows on the  proposals set forth in said
Proxy.

This Proxy when executed will be voted in the manner directed  herein.  If no direction is made this
Proxy will be voted FOR the election of Directors and FOR Proposal 2.

In their  discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

Nominee: Allan Berman

SEE REVERSE SIDE FOR BOTH PROPOSALS.  If you wish to vote in accordance with the Board of Directors'
recommendations, just sign on the reverse side. You need not mark any boxes.

                               (SEE REVERSE SIDE)

                              [X] Please mark votes as in this example.

                   The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.  Election of Directors (See reverse).

            [ ] FOR                           [ ] WITHHELD

2. Proposal to ratify and confirm the selection of Cayer Prescott Clune & Chatellier, LLP as the
   Company's independent auditors for the fiscal year ending December 31, 2001.

        [ ] FOR                     [ ] AGAINST                    [ ] ABSTAIN

                                                       Please  sign   exactly  as  name(s)   appears
                                                       hereon.  Joint owners should each sign.  When
                                                       signing as attorney, executor, administrator,
                                                       trustee or  guardian,  please give full title
                                                       as such.

                                                Signature:___________________________ Date _________

                                                Signature:___________________________ Date _________